EARNINGS PRESENTATION 3rd QUARTER 2023 Exhibit 99.2

EQUITY BANCSHARES

Our Company

Corporate Snapshot

- Founded In 2002, Wichita Headquartered, Midwest Franchise
- Seasoned Management Team
- Consistent Execution And Strategy
- Long-term Focused

Key Highlights

ASSETS	$4.9 BILLION
LOANS	$3.3 BILLION
DEPOSITS	$4.1 BILLION

as of 9/30/2023

Equity Bank Footprint


66
BANKING OFFICES
37
KANSAS
16
MISSOURI
8
OKLAHOMA
ARKANSAS
5

Equity Bancshares, Inc.

NYSE: EQBK

Start-Up: 2002 – 2007

Brad Elliott, Chairman and CEO, founded Equity Bancshares, Inc. in 2002

✓Completed 5 branch or whole bank acquisitions

✓Opened 2 branches in Missouri

Growth: 2008 – 2016

✓Opened branches in Lees Summit & Overland Park, Kansas

✓Acquired Ellis State Bank

✓$8.8MM of TARP issued and repaid with SBLF

✓$20.0MM Capital Raise

✓Purchased 4 branches from Citizens Bancshares (Topeka)

✓$20.4MM Capital Raise

✓Acquired First Community Bancshares

✓Rationalized branch map, 3 closures, 1 opening

✓Acquired First Independence and Community First

✓$35.4MM private placement capital raise

Scale: 2017-2023

✓Acquired Prairie State, Patriot Bank, and Eastman

✓Acquired Kansas Bank Corporation, Adams Dairy Bank, and City Bank & Trust

✓Launched Equity Trust & Wealth Management

✓Completed $75MM subordinated debt issuance

✓Acquired Almena State Bank, 3 branches from Security Bank, and American State Bancshares

✓Originated $650 million of PPP

✓Rationalized branch map, sold 4 branches

COMMITTED TO OUR ENTREPRENEURIAL SPIRIT

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MARKET DIVERSIFICATION AND STRATEGY FOR GROWTH EXPERIENCED AND INVESTED MANAGEMENT TEAM CONSERVATIVE CREDIT CULTURE AND EFFECTIVE RISK MANAGEMENT AND MITIGATION STRATEGIC & DISCIPLINED M&A PARTNER ROBUST FUNDING CAPACITY, ANCHORED BY A DIVERSE, LOW-COST DEPOSIT BASE FOCUS ON EFFICIENT PERFORMANCE THROUGHOUT OUR DIVERSIFIED BUSINESS LINES Our Value Proposition

Strong Senior Leadership Team Brad Elliott Chairman & CEO Years in Banking: 34 Rick Sems Chairman & CEO Years in Banking: 34 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Served as Chief Banking Officer of First Bank St. Louis Former President & CEO of Reliance Bank Chris Navratil Chief Financial Officer Years in Banking: 12 Chief Financial Officer Years in Banking: 12 Julie Huber EVP, Strategic Initiatives Years in Banking: 33 Promoted to Chief Financial Officer in August 2023. Previously served as Bank CFO and prior to Equity, spent 7 years within the Financial Institution Audit Practice, with Crowe LLP Served in variety of leadership roles in her time at Equity Bank Brett Reber EVP, General Counsel Years in Law: 35 Krzysztof Slupkowski EVP, Chief Credit Officer Years in Banking: 10 EVP, Chief Credit Officer Years in Banking: 10 Prior to joining Equity Bank, practiced law for 30 years with Wise & Reber, L.C. Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Commerce Bancshares. Hetal Desai EVP, Chief Risk Officer Years in Banking: 23 Ann Knutson EVP, Chief HR Officer Years in Banking: 15 EVP, Chief HR Officer Years in Banking: 15 Previously served in a variety of risk management leadership positions for JP Morgan Chase, State Street Corporation and Santander Previously served in human resource leadership positions at Bank Five Nine and Summit Credit Union

Long Term Key Strategic Objectives Grow Tangible Book Value Maximize Risk Adjusted Return on Assets Efficiently grow core earnings Effectively deploy capital through share repurchases, dividends and whole bank M&A while maintaining strong capital ratios Re-mix cash flows into higher yielding instruments funded with low-cost core deposits Achieve 15% + ROATCE & 1.5% PTPP ROA Offer Best-in-Class Banking Products And Services Drive Organic Fee Income Generation Invest in people, systems, and technology Tailor products to meet customers needs Deliver services through high quality, relationship-based delivery channels Optimize revenue composition with 30% fee income to total revenue Explore diversification of earnings through strategic acquisitions of fee-based revenue businesses

Q3 2023 Financial Highlights NET INCOME $12.3 million DILUTED EPS $0.80 TOTAL DEPOSITS $4.1 billion GROSS LOANS $3.3 billion BALANCE SHEET STRENGTH AND EARNINGS CONSISTENCY THROUGH MARKET ADVERSITY NET INTEREST MARGIN 3.51% YIELD ON LOANS 6.67% COST OF DEPOSITS 1.84% DILUTED EPS $0.80 NET INCOME $12.3 MILLION TOTAL REVENUE $49.7 MILLION COMMON EQUITY TIER 1 CAPITAL 12.65% TIER 1 RISK BASED CAPITAL 13.28% TOTAL RISK BASED CAPITAL 16.42% ROAA 0.97% PTPP ROAA 1.22%(1) ROATCE 14.18%(1) TCE / TA 7.29%(1) TCE EXCLUDING AOCI / TA 9.55%(1) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Net Income Drivers Net Interest Income Net interest income totaled $41.0 million in the third quarter, up $1.6 million from the second quarter, driven by an increase in net interest margin. Noninterest Income Noninterest income trended back in line to its normalized run rate after recognized loss of $1.3 million due to security portfolio repositioning during the second quarter. Insurance Commission and Fees saw a $235K increase quarter over quarter. Noninterest Expense Noninterest expenses totaled $34.2 million in the third quarter, up $1.1 million from the second quarter. Driven by increases in salary & benefits, occupancy & equipment, and advertising and business development expense. During the second quarter, salary expenses benefitted from the $600 thousand reversal of share-based compensation following the departure of tenured executives - this benefit was not expected to repeat in Q3. Drivers of Net Income Change Period over Period Net Income Walk

Return on Tangible Common Equity(1) Efficiency Ratio(1) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation. Pre-Tax, Pre-Provision ROAA(1) TCE / TA excluding AOCI(1) Performance Metrics

Quarterly Results Excludes the impact of net gain on acquisition and branch sales and net gain / (loss) on securities transactions. Including these balances in the second, third, fourth quarter 2022 and first, second quarter 2023 results would be $9,637, $8,969, $8,330, $8,600, and $6,950 respectively (1) Revenue Trends

Net Interest Income Period over Period NIM Period over Period Net Interest Income Key Net Interest Income Drivers Noninterest-Bearing Deposits Noninterest-bearing deposits constitute 23% of total deposits. Loan Yield Loan yield is up 33bps linked quarter, as we continue to originate higher yielding credits and benefit from repricing of adjustable rates. Rate Protection Proactive effort to book variable rate assets subject to floor levels. Repositioning of Investment Portfolio Cash Flow The Bank will continue to pursue re-mixing investment portfolio cash flows into higher yielding assets. Cost of Deposits Cost of interest-bearing deposits increased 26bps in the quarter. Excess Liquidity Excess on balance sheet liquidity was moderately accretive to net interest income but dilutive to net interest margin.

Core deposits excludes time deposits > $100K. Dollars in millions. Current Deposit Composition Core Deposits(1) / Total Deposits Trending Deposit Composition & Loan to Deposit Ratio Strong Core Deposit Franchise

Cost Analysis Yield Analysis Cumulative Betas Q4 2021 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Average Fed Funds Rate 0.08% 3.65% 4.51% 4.99% 5.26% Loans 34% 36% 40% 45% Deposits 16% 25% 30% 32% Yield / Cost Components

Diversified Loan Portfolio For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the Company’s loan disclosures within the applicable financial statement. Total Loans in billions. Total Loans & Yield on Loans Loan Mix TOTAL CLASSIFIED LOANS $37.6M TOTAL CLASSIFIED LOANS / TOTAL BANK REGULATORY CAPITAL 6.3% NET CHARGE-OFFS YTD 0.11%

Asset Quality Trends - Quarterly Includes loans 90+ days past due which are not highlighted in the table. Excludes Bank owned branch assets, totaling $4.2M, classified as Other Real Estate Owned within the Statements of Condition. (1) (2) Nonperforming Assets Net Charge-Offs (NCO) / Average Loans Total Reserve Ratio Classified Assets

Nonperforming Assets Asset Quality Trends – Annual Includes loans 90+ days past due which are not highlighted in the table. Excludes Bank owned branch assets, totaling $4.2M, classified as Other Real Estate Owned within the Statements of Condition. (1) (2) Net Charge-Offs (NCO) / Average Loans Total Reserve Ratio Classified Assets

Loan Classification ACL Loans ACL / Loans (%) Commercial Real Estate $13,696 $1,721,761 0.80% Commercial & Industrial $18,960 $585,129 3.24% Residential Real Estate $7,336 $558,188 1.31% Agricultural Real Estate $1,200 $205,865 0.58% Agricultural $1,324 $103,351 1.28% Consumer $1,670 $107,823 1.55% Total $44,186 $3,282,118 1.35% ACL Intra-Quarter Movement Allowance for Credit Loss (ACL)

Investment Portfolio Strategy Current Investment Portfolio Mix Investment Portfolio Thesis Environment Shift: 2020 -> 2023 As we began 2020, investment portfolio was over 80% Agency MBS and CMOs As rates collapsed, the majority of the portfolio prepaid, leaving the bank with hundreds of millions in cash needed to be reinvested in the worst rate environment in history Private Label Mortgage Portfolio Predominantly front cash flow tranches of 30-year mortgage pools. Modeled to have 6.5-year average life 14% of investment portfolio but 20% of cash flow Barbell Strategy Private label front-load is combined with longer bullet investments in the 8-to-10-year part of the curve, encouraged by low short to medium term yields with a steep curve in 2021 Provided similar yields to Agency MBS options without similar extension risk Agency MBS virtually uninvestable in 2021; choice between 1.5%-2.0% coupons or 2.5%+ coupons with prepayments outpacing amortization of premium We believe the structure in the portfolio outperforms peers through the cycle Portfolio average life is shorter than peer; effective duration equal to peer and hard final maturities of our bullet investments provide guaranteed cash flow Portfolio is fully extended; future cash flow expected to be little affected by higher rates Current weighted average life: 5.1 years; effective duration: 4.1 years

Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation. Tangible book value per share(1) increased $0.01 in Q3 2023 Tangible Book Value

EQUITY BANCSHARES

Capital Management

The Company's capital ratios are comfortably above well capitalized levels as of 9/30/2023

Capital Ratio	Regulatory Well Capitalized	Equity Bancshares, Inc	Equity Bank
Common Equity Tier 1 Ratio (CET 1)	7.0%	12.65%	14.67%
Tier 1 Capital Ratio	8.5%	13.28%	14.67%
Total Risk Based Capital Ratio	10.5%	16.42%	15.88%
Leverage Ratio	5.0%	9.77%	10.80%
Tangible Common Equity Ratio (non-GAAP)[(1)]	----	7.29%	---

2023 Capital Management Actions

- Q1 2023 Dividend Declared - $0.10 per share
- Q2 2023 Dividend Declared - $0.10 per share
- Q3 2023 Dividend Declared - $0.12 per share

- Received Board approval and Regulatory non-objection for a 1 million share repurchase plan beginning 10/1/2023.
- Repurchased 320 thousand shares in the first quarter at a weighted average price of $29.97
- Repurchase 349 thousand shares in the second quarter at weighted average price of $23.39

(1) As of September 30, 2023, the tangible common equity ratio is being negatively impacted by $122.0 million in accumulated other comprehensive income. Adjusting for this decline in fair value, which management views as temporary, would result in a Tangible Common Equity Ratio of 9.55%.

Capital Management Strategy

Capital Targets

EQBK establishes capital targets based on the following objectives:

- Maintain designation as a "well capitalized" institution under fully phased-in Basel III regulatory definitions
- Ensure capital levels are commensurate with the Company's risk profile and strategic plan

Capital Management Priorities

- Support organic growth
- Dividend payout ratio targeted at 10-20%
- Common stock repurchases
- Merger & acquisition activity

Excess Capital Deployment

EQBK's Tangible Common Equity Ratio target is 8.5[(1)]%;

TCE above 8.5% is considered excess capital assuming "well capitalized" regulatory capital ratios are maintained. Deployment of capital ideally has less than a 3-year tangible book value earnback using the crossover method;

Excess capital can be deployed for:

- Share repurchases,
- Higher shareholder dividends, and/or
- Acquisitions

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Continued uncertainty of inflation, supply chain disruption and input cost escalation. Focus on continued balance sheet strength and security while continuing to pursue growth. NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements. Outlook excludes excess on balance sheet liquidity expected to be net interest income neutral Representative of year-to-date effective tax rate Key Driver Q3’23 Outlook Q3’23 Results Q4’23 Outlook FY’24 Outlook Average Deposits $4,200-4,300M $4,177M $4,100-4,200M $4,250-4,350M Average Loans $3,325-3,375M $3,280M $3,275-3,350M $3,425-$3,525M Average Earning Assets(1) $4,575-4,625M $4,635M $4,575-4,675M $4,650-$4,750M Net Interest Margin(1) 3.45-3.55% 3.51% 3.45-3.55% 3.45-3.55% Non-Interest Income $7.75-8.25M $8.74M $8-9M $32-36M Non-Interest Expense $32-35M $34.24M $32-35M $134-138M Effective Tax Rate(2) 14-16% 13.5% 14-16% 17-20% Consideration & Expectations Outlook on Key Business Drivers

Focus Variables for Outlook & Forecast Economic Environment Business activity creates opportunity for lending and deposit growth. Current macro-environment response and resolution will be a significant driver. Customer Needs Directly related to credit quality as well as trust in our business. Stimulus efforts and associated effect may have significant impact. Cost Of Funding Impacts rates on our product offerings and applies pressure to earnings. Must be able to manage cost and profit yields effectively. Competitive Market Providing customers with rates and services that are competitive with our peers. Irrational operators may have short term impact on opportunities. Investment Opportunities Growth strategy must be flexible to the other variables that affect our investment options. Political Environment U.S. politics affect banking regulations, international relationships, tax policies and more. Our outlook requires clarity around certain variables, including:

Source: S&P Market Intelligence. Equity Bancshares, Inc. pro forma operating market reported above includes all bank locations and counties in which Equity operates Kansas Missouri 21 counties 10 counties 37 branches 16 branches Rank Institution Deposits ($mm) Market Share ( % ) Branches Rank Institution Deposits ($mm) Market Share ( % ) Branches 1 Bank of America Corp. $6,902 11.36 21 1 UMB Financial Corp. $23,649 45.07 19 2 Capitol Federal Financial Inc. 5,184 8.53 38 2 Commerce Bancshares Inc. 8,017 15.28 21 3 INTRUST Financial Corp. 4,759 7.83 20 3 U.S. Bancorp 2.590 4.94 27 4 CrossFirst Bankshares Inc. 3,557 5.86 3 4 Bank of America Corp. 2,291 4.37 13 5 Commerce Bancshares Inc. 3,381 5.57 23 5 Central Banco. Inc. 2,099 4.00 29 6 U.S. Bancorp 2,568 4.23 18 6 NASB Financial Inc. 1,405 2.68 7 7 Equity Bancshares Inc. 2,466 4.06 37 7 Equity Bancshares Inc. 861 1.64 16 8 Fidelity Financial Corp. 2,338 3.85 12 8 Lead Bank 803 1.53 2 9 Emprise Financial Corp. 1,805 2.97 25 9 National Bank Holding Corp. 785 1.50 9 10 UMB Financial Corp. 1,551 2.55 12 10 Blue Ridge Bancshares Inc. 666 1.27 8 Top 10 Banks Top 10 Banks $34,513 56.81 209 $43,166 82.26 151 All Institutions in Market All Institutions in Market $60,747 100.0 627 $52,472 100.0 311 Our Markets

Oklahoma Arkansas Kay | Texas | Tulsa Benton | Boone | Carroll 9 branches 5 branches Rank Institution Deposits ($mm) Market Share ( % ) Branches Rank Institution Deposits ($mm) Market Share ( % ) Branches 1 BOK Financial Group $9,111 31.97 21 1 Arvest Bank Group Inc. $4,533 43.48 28 2 Arvest Bank Group, Inc. 2,409 7.77 22 2 First National Bancorp Inc. 577 5.54 6 3 Bank of America Corp 1,859 6.00 10 3 Bank of America Corp. 468 4.49 2 4 JPMorgan Chase & Co. 1,073 3.46 9 4 Bank OZK 420 4.03 10 5 Mabrey Bancorp. Inc. 1,067 3.44 7 5 Eureka Bancshares Inc. 356 3.41 5 6 BancFirst Corp. 998 3.22 11 6 Equity Bancshares Inc. 350 3.36 5 7 Midland Financial Co. 924 2.98 10 7 First Western Bancshares Inc. 332 3.19 5 8 First Oklahoma Holdings Inc. 911 2.94 2 8 First Security Bancorp 285 2.73 7 9 Prosperity Bancshares Inc. 892 2.88 9 9 First Carroll Bankshares 192 1.84 7 10 Equity Bancshares Inc. 570 1.84 9 10 First Community Bancshares 41 0.39 1 Top 10 Banks Top 10 Banks $20,614 66.50 110 $8,919 85.56 97 All Institutions in Market All Institutions in Market $30,997 100.0 226 $10,425 100.0 129 Our Markets Source: S&P Market Intelligence. Equity Bancshares, Inc. pro forma operating market reported above includes all bank locations and counties in which Equity operates

Non-GAAP reconciliations

Non-GAAP reconciliations Calculations of Tangible Common Equity and Related Measures ($ in thousands, except per share data)

Non-GAAP reconciliations Calculations of ROATCE and Efficiency Ratio ($ in thousands, except per share data)

Non-GAAP reconciliations Calculations of Return on Average Assets and Return on Average Equity ($ in thousands, except per share data)

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity”, “we”, “us”, “our, “company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2023, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. Forward Looking Statements

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